MERRILL LYNCH IRA ANNUITY

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated January 19, 2018

to the

Prospectus dated May 1, 2015

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated January 19, 2018

to the

Prospectus dated May 1, 2005

Effective on or about December 15, 2017 based on changes to the underlying fund portfolios, the name change will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
BlackRock Value Opportunities Fund, Inc.	BlackRock Advantage U.S. Total Market Fund, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch IRA Annuity dated May 1, 2015 & Merrill Lynch IRA Annuity dated May 1, 2005